UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

CANTERBURY PARK HOLDING CORPORATION

(Exact name of registrant as specified in charter)

Minnesota	001-37858	41-5349765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road

Shakopee, Minnesota 55379

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (952) 445-7223

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On June 7, 2017, the shareholders of Canterbury Park Holding Corporation (the “Company”) at their Annual Meeting of Shareholders (the “Annual Meeting”) approved amendments to the Company’s Stock Plan that (i) increased the number of shares of common stock that may be acquired pursuant to awards granted under the Stock Plan from 1,450,000 to 1,650,000 shares; (ii) extended the expiration date to award Incentive Stock Options under the Stock Plan to June 1, 2027; and, (iii) amended the Stock Plan to permit discretionary equity awards in the form of deferred stock to non-employee directors. A copy of the Stock Plan as amended June 7, 2017 is attached as Exhibit 10.5.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2017, the Company held its Annual Meeting at 1100 Canterbury Road, Shakopee, Minnesota 55379. At the close of business on April 12, 2017, the record date for the Annual Meeting, a total of 4,358,885 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company were outstanding. At the Annual Meeting, 4,109,257 shares, or approximately 94.3% of the outstanding shares of Common Stock, were represented by proxy or in person and, therefore, a quorum was present at the Annual Meeting. Each of the proposals presented in the Notice of the Annual Meeting was approved, and each of Board’s recommended director nominees were elected by a vote of the shareholders. Shares were voted at the Annual Meeting on the matters submitted to a vote of the shareholders as follows:

Proposal 1 — Election of directors.

	Votes For	Votes Withheld
Curtis A. Sampson	2,878,111	254,851
Dale H. Schenian	2,875,545	257,417
Randall D. Sampson	2,889,773	243,189
Burton F. Dahlberg	3,009,834	123,128
Carin J. Offerman	3,008,252	124,710

Proposal 2 — Approval of amendments to the Company’s Stock Plan described in Item 5.02(e) above.

Votes For	Votes Against	Abstentions
2,037,371	1,092,689	2,902

Proposal 3 — Ratification of the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions
4,091,462	14,228	3,567

Item 8.01      Other Events

On June 7, 2017, the Company’s Board of Directors appointed continuing director Dale H. Schenian to the Board’s Audit Committee. Mr. Schenian succeeds the former Audit Committee Chair, Patrick R. Cruzen, who concluded 15 years of Board and Committee service on June 7. The other members of the Audit Committee are Carin J. Offerman, who serves as the Board designated audit committee financial expert, and Burton F. Dahlberg, who was appointed Chair of the Committee.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.5	Canterbury Park Stock Plan, as amended through June 7, 2017 pursuant to shareholder action reported under Items 5.02(e) and 5.07 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Date: June 8, 2017	By:	/s/ Randall D. Sampson
Randall D. Sampson, President and Chief Executive Officer

Exhibit No.	Description
10.5	Canterbury Park Stock Plan, as amended through June 7, 2017